UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2017 (March 14, 2017)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                            Results of Operations and Financial Condition.

On March 14, 2017, Veritiv Corporation (the “Company”) issued a press release containing certain financial results of the Company and its direct and indirect wholly-owned subsidiaries for the year ended December 31, 2016. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.                            Regulation FD Disclosure.

The Company is furnishing herewith additional information in conjunction with the March 14, 2017 earnings release. This additional information includes general Company information and highlights of financial results of the Company and its direct and indirect wholly-owned subsidiaries for the year ended December 31, 2016. The additional information, attached as Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

The Company is also furnishing additional information in conjunction with the March 14, 2017 strategy and optimization conference call.  This additional information includes Company information related to the Company’s longer term strategy and plans for further efficiencies. The additional information, attached as Exhibit 99.3 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.                            Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Veritiv Corporation issued March 14, 2017.

99.2	Additional Information of Veritiv Corporation issued March 14, 2017 related to earnings.

99.3	Additional Information of Veritiv Corporation issued March 14, 2017 related to strategy and optimization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	March 14, 2017	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Veritiv Corporation issued March 14, 2017.

99.2	Additional Information of Veritiv Corporation issued March 14, 2017 related to earnings.

99.3	Additional Information of Veritiv Corporation issued March 14, 2017 related to strategy and optimization.